UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2016, Drone Aviation Holding Corp. (the “Company”) issued Convertible Promissory Notes Series 2016 due October 1, 2017 (each, a “Note” and collectively, the “Notes”) in the aggregate principal amount of $3,000,000 in a private placement (the “Offering”) in which Jay H. Nussbaum, Chairman and Chief Executive Officer of the Company, and Frost Gamma Investments Trust (the “Frost Trust”), an affiliate of Dr. Phillip Frost, Chairman of the Company’s Strategic Advisory Board, were subscribers. The Notes were issued pursuant to Subscription Agreements entered into by and between the Company and each of Mr. Nussbaum and the Frost Trust on September 29, 2016, and September 29, 2016, respectively. Copies of the form of Subscription Agreement and form of Note are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference. The information contained in Item 2.03 of this Current Report on Form 8-K with respect to the Notes is incorporated herein by reference. The descriptions of the Subscription Agreement and the Notes in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Subscription Agreement and the Notes, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2016, the Company issued Notes in the aggregate principal amount of $3,000,000. The Notes bear interest at a rate of six percent (6%) per annum, and the Company is required to pay the outstanding principal amount and any accrued and unpaid interest on the maturity date of October 1, 2017, unless earlier paid or converted. The Company may prepay the Notes at any time without penalty.

If the Company does not prepay a Note in full or a holder does not convert a Note before the maturity date, the Company may pay the outstanding principal amount and any accrued and unpaid interest on the maturity date: (i) with cash; (ii) by the issuance and delivery to the holder of the Note of whole shares (“PIK Shares”) of the common stock of the Company, par value $0.0001 per share (“Common Stock”); or (iii) through any combination of cash and PIK Shares, as determined by the Company in its sole discretion.

Holders may convert their Notes into Common Stock at any time except during the period from ten (10) days after a Payment Notice (as defined in the Note) by the Company to thirty (30) days after the Payment Notice. The number of shares of Common Stock issuable upon conversion of a Note at any time shall be the quotient of: (i) the sum of the outstanding principal amount and the accrued and unpaid interest divided by (ii) the Conversion Price (as defined below) then in effect.

The “Conversion Price” of the Notes shall be the lesser of: (i) $3.00 or (ii) the product of (a) eighty five percent (85%) and (b) the lowest per share purchase price of Common Stock issued in the next sale (or series of related sales) by the Company of its Common Stock after September 29, 2016, from which the Company receives gross proceeds of an amount greater than or equal to $3,000,000.

Holders may also convert their Notes in connection with any “Fundamental Change,” which includes: (i) any consolidation to which the Company shall be a party; (ii) any merger in which the Company shall not survive; (iii) any merger in which the Common Stock outstanding immediately prior to such merger shall be exchanged for or converted into any cash, securities, or other property; (iv) any complete liquidation of the Company; or (v) any partial liquidation of the Company for which the approval of the holders of Common Stock is required or which is involuntary. At any time before a Fundamental Change occurs, holders of the Notes may make a conditional election: (i) to convert all of the outstanding principal amount and accrued and unpaid interest of a Note into Common Stock if the Fundamental Change is actually consummated and to participate in such Fundamental Change as if the holder of the Note had held such Common Stock on the date as of which the holders of Common Stock entitled to participate in such Fundamental Change shall be selected, but (ii) not to convert the holder’s Note if such Fundamental Change shall not be consummated. Any conditional election to convert a Note in connection with a potential Fundamental Change will be: (i) subject to the same method and mechanics of conversion described above, and (ii) deemed to have been converted on the record date (or, if there is no record date, the point in time) used to determine the holders of Common Stock entitled to participate in the Fundamental Change or other event giving rise to such conditional election.

Holders of the Notes shall also have certain other rights similar to holders of Common Stock in the event the Company: (i) grants, issues, or sells any options, convertible securities, or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of Common Stock; or (ii) makes any distribution pro rata to the record holders of Common Stock in property other than cash, in each case, as set forth in the Note.

The following events constitute a “Default” under the Notes that could, subject to certain conditions, cause the unpaid principal of and accrued and unpaid interest under the Notes to become immediately due and payable: (i) the unpaid principal or accrued and unpaid interest owed on the Note is not paid at maturity; (ii) the Company breaches any other covenant or warranty of the Company in the Note or the Subscription Agreement executed in connection with the Note for at least thirty (30) days after the holder of the Note has given the Company a written notice specifying such breach and requiring it to be remedied and stating that such notice is a “notice of default” for purposes of the Note; or (iii) a decree or order by a court having jurisdiction in the premises is entered adjudicating the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the bankruptcy code or any other similar applicable federal or state law, and such decree or order is in in effect for a period of sixty (60) days, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of any property of the Company or for the winding up or liquidation of its affairs is in effect for a period of sixty (60) days.

Additional information regarding the Notes is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 29, 2016, the Company issued Notes in the aggregate principal amount of $3,000,000 in an Offering in which Mr. Nussbaum and the Frost Trust were subscribers, in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Securities Act. The Company relied on the foregoing exemptions from registration based, in part, on representations made by Mr. Nussbaum and the Frost Trust. The Notes are convertible into shares of Common Stock as described in Item 2.03 of this Current Report on Form 8-K. The information contained in Item 1.01 and Item 2.03 of this Current Report on Form 8-K with respect to the Offering and the Notes is incorporated herein by reference

Additionally, on September 27, 2016, in connection with the Offering, Mr. Nussbaum and the Frost Trust, collectively representing a majority of the Common Stock purchased pursuant to that certain Common Stock Purchase Agreement, dated November 20, 2015 (the “Purchase Agreement”), executed by the Company and the purchasers set forth on the signature pages thereof (collectively, the “November 2015 Purchasers”), executed a Consent and Waiver (the “Consent and Waiver”) pursuant to which Mr. Nussbaum and the Frost Trust, on behalf of the November 2015 Purchasers, consented to the Offering and waived certain provisions of the Purchase Agreement that may have otherwise prohibited the Company from conducting the Offering. In consideration of Mr. Nussbaum and the Frost Trust agreeing to and executing the Consent and Waiver on behalf of the November 2015 Purchasers, the Company agreed to issue to each of the November 2015 Purchasers a number of shares of Common Stock necessary to cause the price per share paid by the November 2015 Purchasers for the Common Stock issued pursuant to the Purchase Agreement and the Common Stock issued in consideration of the execution of the Consent and Waiver to equal $3.00 per share rather than $5.00 per share, as described in the Purchase Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Employment Agreements of Executive Officers

On September 26, 2016, the Company and each of Mr. Nussbaum, Felicia Hess, Kevin Hess, Daniyel Erdberg, and Kendall Carpenter entered into amendments to the Employment Agreements of Mr. Nussbaum, Ms. Hess, Mr. Hess, Mr. Erdberg, and Ms. Carpenter (collectively, the “Amendments”), respectively, which, in each case, extended their respective terms of employment under their respective Employment Agreements from May 18, 2018 to December 31, 2018. No other terms or conditions of the foregoing Employment Agreements were amended. Copies of the Amendments are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6, and are incorporated herein by reference.

Restricted Stock Awards Granted to Executive Officers

On September 26, 2016, the Board of Directors of the Company approved the issuance of restricted stock awards to the following executive officers of the Company pursuant to the form of Drone Aviation Holding Corp. Restricted Stock Agreement (Non-Assignable) attached hereto as Exhibit 10.7 and incorporated herein by reference:

OFFICER	RESTRICTED STOCK AWARD
Jay H. Nussbaum	450,000 shares of Common Stock
Felicia Hess	431,500 shares of Common Stock
Daniyel Erdberg	332,500 shares of Common Stock
Kendall Carpenter	50,000 shares of Common Stock

The restricted stock awards shall vest upon the consummation of an equity or debt offering from which the Company receives gross proceeds of at least $5,000,000, provided that such recipient continues to be employed by the Company on the vesting date.

Vesting of Prior Restricted Stock Awards to Executive Officers

On September 26, 2016, the Board of Directors of the Company modified the vesting conditions for the restricted stock awards granted to Mr. Nussbaum, Ms. Hess, Mr. Hess, Mr. Erdberg, and Ms. Carpenter on April 27, 2016 (which were disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016) to provide for such restricted stock awards to fully vest upon the closing of the Offering rather than upon the consummation of a significant equity and/or debt financing of at least $3,725,000. Accordingly, all of the 1,150,000 shares of restricted stock granted on April 27, 2016, vested upon the closing of the Offering.

Item 7.01 Regulation FD Disclosure.

On September 30, 2016, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed herewith:

4.1	Form of Convertible Promissory Note Series 2016 due October 1, 2017

10.1	Form of Subscription Agreement for Convertible Promissory Notes Series 2016 due October 1, 2017

10.2	Amendment No. 1 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Jay H. Nussbaum

10.3	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Felicia Hess

10.4	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Kevin Hess

10.5	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Daniyel Erdberg

10.6	Amendment No. 2 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Kendall Carpenter

10.7	Form of Drone Aviation Holding Corp. Restricted Stock Agreement (Non-Assignable)

The following Exhibit is furnished herewith:

99.1	Press Release issued by Drone Aviation Holding Corp. on September 30, 2016 (furnished pursuant to Item 7.01 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: September 30, 2016	By:	/s/ Kendall Carpenter
Name: Kendall Carpenter Title: Chief Financial Officer

EXHIBIT INDEX

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith

4.1	Form of Convertible Promissory Series 2016 due October 1, 2017	__	__	__	__	X
10.1	Form of Subscription Agreement	__	__	__	__	X
10.2	Amendment No. 1 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Jay H. Nussbaum	__	__	__	__	X
10.3	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Felicia Hess	__	__	__	__	X
10.4	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Kevin Hess	__	__	__	__	X
10.5	Amendment No. 3 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Daniyel Erdberg	__	__	__	__	X
10.6	Amendment No. 2 to Employment Agreement, dated September 26, 2016, by and between Drone Aviation Holding Corp. and Kendall Carpenter	__	__	__	__	X
10.7	Form of Drone Aviation Holding Corp. Restricted Stock Agreement (Non-Assignable)	__	__	__	__	X
99.1*	Press Release issued by Drone Aviation Holding Corp. on September 30, 2016	__	__	__	__	__

*    Furnished herewith pursuant to Item 7.01 of Form 8-K.